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EXHIBIT 99.1
For More Information:                               For Immediate Release:
Ronald A. Miller                                         November 13, 2000
Senior Vice President and Chief Financial Officer
716-786-1102

FII President & CEO To Be A Participant At The Ryan, Beck & Co.
And CIBC World Markets Investor Conferences

WARSAW, N.Y. -- Financial Institutions, Inc. (NASDAQ:FISI) announced that President and CEO Peter G. Humphrey will be a participating speaker at the Ryan, Beck & Co. and CIBC World Markets Investor Conferences. On November 14, 2000, Mr. Humphrey will be participating in the Ryan, Beck & Co. Investor Conference where he will be highlighting the financial performance of the company. Interested parties can listen to Mr. Humphrey's presentation by calling 801-983-4017 at approximately 2:45 p.m. Listeners should use passcode 2321.

Mr. Humphrey will also be a participating speaker at the CIBC World Markets e-Financial Services and Banking Conference on November 15. At this conference Mr. Humphrey will be highlighting the Company's e-commerce strategy. Interested parties can view a live web cast of the conference by accessing the following web site: http://www.cibcwm.com/eq/conference/financial/. The web cast will begin at approximately 1:30 p.m.

Financial Institutions, Inc. is the parent company of Wyoming County Bank, The National Bank of Geneva, The Pavilion State Bank, and First Tier Bank and Trust. The four banks provide a wide range of consumer and commercial banking services to individuals, municipalities, and businesses through a network of 31 offices in Western and Central New York State. Financial Institutions, Inc. is also the parent company of the FI Group, Inc., a brokerage subsidiary. More information about Financial Institutions, Inc. is available at the Company's web site: www.fiiwarsaw.com.

Statements contained in these presentations which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward looking statements.
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RYAN, BECK & CO. INVESTOR CONFERENCE

Forward Looking Information
Safe Harbor

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve significant risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward looking statements.

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Investment Highlights

|X| Proven Record of Consistently High Levels of Financial Performance:
Profitability, Growth, Efficiency, Credit Quality

|X| Super Community Banking Structure
      -Wyoming County Bank
      -The National Bank of Geneva
      -The Pavilion State Bank
      -First Tier Bank & Trust
      -Bath National Bank (pending acquisition)

|X| Offices:
-Eleven Counties in Central and Western New York
      -#1 or #2 Market Share in Five Counties
-With Bath National Bank, thirteen counties
      -#1 or #2 Market Share in Six Counties
|X| Significant In-Market and Adjacent Market Growth Opportunity

|X| Expanding Range of Fee-Based Businesses

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Market Overview

                            Deposit       Deposit  Deposit Share    Rank
County                    Market Share     Rank     With Bath*    With Bath*
Yates                          45%           1          63%           1
Wyoming                        47%           1          47%           1
Steuben                        --           --          26%           1
Livingston                     29%           2          29%           2
Ontario                        22%           2          23%           2
Cattaraugus                    16%           2          16%           2
Genesee                        17%           3          17%           3
Seneca                          7%           5           7%           5
Allegany                        2%           5           2%           5
Schulyer                       --           --           2%           5
Monroe**                       --           --          --           --
Erie***                        --           --          --           --

Source: SNL Securities, Inc. based on June 30, 1999 FDIC data.
*Combined totals upon completion of the acquisition of Bath National Bank **Monroe County branches not yet open on June 30, 1999.
**Erie County branches not yet open on June 30, 1999.

|X| Geographically and Economically Diverse Market
-Metropolitan and Rural
-Large share of stable rural markets
-Recent entry into Rochester and Buffalo suburbs (Monroe and Erie Counties) -Two largest cities in New York State after New York City, combined population of 2 million
|X| FISI Competitively Well Positioned
-Larger regional bank holding companies: Fleet, KeyCorp, Chase, M&T, HSBC -Smaller community banks


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-Few mid-size competitors
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Super Community Banking Strategy

|X| Subsidiaries Managed on a Decentralized Basis
-Responsive to local dynamics / local identity
-Accountability for individual subsidiary performance
-Effective Corporate Risk Management Oversight

|X| Consolidation and Centralization of Certain Operations-Broad range of services and products
-Greater efficiency and economies of scale
-Expanded capacity

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Experienced Management Team

Peter G. Humphrey, President & CEO
      -Joined FISI in 1979. President & CEO since 1994.
      -1979, Marine Midland Bank Management Trainee.
John  R. Koelmel, SVP & CAO -Joined FISI in 2000.
      -Previously the Managing Partner of KPMG's Upstate New York Business Unit. Ronald A. Miller, SVP & CFO
      -Joined FISI in 1996. SVP & CFO since 1996.
      -1994-1996, SVP & Controller, Retail Banking Division, Fleet Fin. Group. -1988 - 1994, SVP & Controller, Fleet Bank.
Jon J. Cooper, President of WYCO
      -Joined FISI in 1997.  President of WYCO since 1997.
      -1996 - 1997, SVP, Small Business Lending Group, Fleet Bank.
W.J. Humphrey, III, President of PSB
      -Joined FISI in 1972.  President of PSB since 1981.
      -1972, Marine Midland Bank Management Trainee.
Thomas L. Kime, President of NBG
      Joined FISI in 1976.  President of NBG since 1989.
Randolph C. Brown, President of FTB
      -Joined FISI in 1991.  President of FTB since 1991.
      -1989 - 1991, Commercial Loan Officer, Community Bank System.
      -1985 - 1989, Regional Senior Lender, Fleet Bank.
Douglas L. McCabe, President of BATH
      -Joining FISI in 2001.  President of Bath since 1998
Matthew T. Murtha, VP & Director of Marketing
      -Joined FISI in 2000
      -1995 - 2000, VP of Marketing, HSBC Bank USA

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Business Lines

Retail Banking
|X| Dominant Deposit Franchise
-31 full-service offices, 39 ATMs, telephone customer service and 24 hour automated access, Internet banking and bill payment services
-With Bath National Bank, 42 full-service offices, 50 ATMs, telephone customer service and 24 hour automated, Internet banking and bill payment services. -Strong core, low cost deposit base-Significant depository and collection agent for municipal tax receipts
|X| Lending Opportunities
-Residential real estate, home improvement, home equity, direct and indirect "A-" credit auto loans, recreational vehicle loans, boat loans, personal loans, student loans, Visa card
|X| Fee based products
-Launched trust services in Fall 1999; $30 million in assets under management
-Mutual funds, variable annuities sold through brokerage subsidiary
FI Group Inc. (FIGI)
-$203.3 million mortgage servicing portfolio at September 30, 2000

Commercial Banking
|X| Focus on small and mid-size businesses and agribusiness
|X| Services
-Business checking, payroll direct deposit, cash management, Internet cash management services, Lock box payment processing
|X| Lending Opportunities

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-Commercial, commercial real estate, agricultural -Local origination -Small loan
sizes secured by real assets |X|Ranking -"Friendliest Small Business Lender" in NY by SBA, 1999

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Growth Strategy

1. Expand Traditional Banking Base
|X| Emphasis on customer service, attractive services and products, new technologies and delivery systems
|X| Have opened six new branches in past four years
|X| Focus on attracting new customers and experienced, seasoned employees alienated by increased out of market orientation of large regional banks: Fleet, KeyCorp, Chase, HSBC
|X| Targeted expansion to suburbs of Rochester and Buffalo
-First suburban Rochester branch opened in Honeoye Falls in Fall 1999; second suburban Rochester branch opened in North Chili in Spring 2000
-Void created by acquisition of local independent banks
-First suburban Buffalo branch, targeting small businesses, opened in Williamsville in Summer 2000
|X| Well positioned to acquire:
-Branches divested by large regional banks
-Local community banks 2.
Strengthen Sales Culture
|X| Maximize number of services and products used per customer
|X| Expand cross-selling training, technology and incentives
|X| Utilization of MCIF and customer profitability systems
3. Increase Noninterest Revenue
|X| Expand trust services
|X| Expand brokerage operation (FIGI)
|X| Broaden scope of insurance and investment products
4. Focus on Efficiency
|X| Further centralize common functions
|X| Ability to grow without incurring proportionately greater operational costs
5. Preserve Conservative Credit and Interest Rate Risk Profile
6. Retain and Attract Talented Employees

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Financial Highlights

|X| Totals Loans of $858 million at 9/30/2000 - 13% 5-year CAGR
|X| Loan mix nearly equal between five major categories
|X| Core Deposits of $727 million at 9/30/2000 - average cost of 3.39% |X| Deposit mix moving to higher cost sources
|X| NPA's/Loans & OREO at 1.02% at 9/30/2000
|X| Net Charge-offs 22 b.p. in 2000 with 6-year CAGR of .18%
|X| Allowance 1.54% of loans and 172% of NPL's
|X| Net Interest Margin at 4.93%
|X| Continuing pressure from competitive pricing and mix of funds
|X| Efficiency Ratio at 45.90% - one of the best in the industry
|X| ROA consistently in 1.50% range and ROACE of 15.89% in 2000
|X| EPS of $0.39 in Q3-00 and $1.12 year to date

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TEGY

o Financial services holding company

|X| Own and operate four community banks in Western and Central New York State (fifth bank to be acquired in Q2 of 2001)
|X| Own and operate a brokerage subsidiary
o Assets of $1.26 billion as of 9/30/2000
o Decentralized operating structure
|X| Subsidiary banks build, support and service customer relationships
|X| Parent provides administrative and operational support to subsidiary banks
o E-Commerce and Internet strategies
|X| Initiated in 1999
|X| Supported and managed by parent
|X| Products sold and serviced through

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Internet Objectives

oEnhance our brand through the introduction of a more contemporary delivery channel oRetain customers oReduce operating expenses oAttract new customers generate additional revenues


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FII Internet Strategy

o Enhance customer access to information
o Transfer branch based transactions to lower cost channel
o Provide loan and deposit account opening capabilities to expand our market footprint oCreate strong relationships with key technology vendors

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Enhance Customer Access to Information

o Supplement traditional access with electronic channel o
Internet Banking:
|X| View account information
|X| View and print statements
|X| View check images
|X| Bill payment oOther Services:
|X| Brokerage information
|X| Small Business content
|X| Online support
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Transfer Branch Based Transactions to Internet

o Transfer Funds Between Accounts
o CD Renewals
o Savings Bond Purchases
o Name and Address Changes
o More to Come
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Provide New Account Opening Capabilities

o Account Opening:
|X| Deposits
|X| CD's
|X| Loans
o Installment
o Overdraft Protection
|X| Credit Cards
|X| Debit/ATM Cards
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Create Strong Vendor Relationships

o Partner with leading vendors
o Jack Henry & Associates
o Core systems software provider oSolid financial condition
o Depth at the management level
o Fully integrated and seamless solution
o Enhance security
o Knowledge of banking
o Expertise in Internet technology
o M&I
|X| Bill Payment Service
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How Are We Doing?

o Enhanced our Brand
o 15.5% penetration of DDA customers
o Retain Customers:
|X| Internet users have twice as many accounts and double the balances of non-Internet users
|X| 8% higher retention rate for Internet banking customers
o Reduce Operating Expenses:
|X| One Year Payback* for Initial Setup
o Attract New Customers:
|X| 15% of all accounts opened since 1999 opened by Internet banking customers |X| Online account opening launched November 1, 2000.
o *Based on Internal FII Cost Estimates
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Looking Ahead

o Position ourselves as the community banking e-commerce leader in our market area
o Our Internet program will:
|X| Enhance Bank Brand
|X| Expand Relationships With Existing Customers / Enhance Retention
|X| Attract New Customer Relationships
|X| Reduce Operating Expenses
|X| Expand Geographic Footprint
|X|